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                                                                    Exhibit 10.2

                  AMENDMENT NO. 1 TO 8.54% FIRST MORTGAGE NOTES

         Amendment No. 1 (this "Amendment"), dated as of June 30, 1998, among National Propane, L.P., a Delaware limited partnership (the "Company") and the holders (the "Holders") of the Company's 8.54% First Mortgage Notes due June
30, 2010 in the aggregate principal amount of $125,000,000, (the "Notes"), to the Notes issued pursuant to the separate Note Agreements (the "Note Agreement"), dated as of June 26, 1996, as amended, among the Company, National Propane SGP, Inc., National Propane Corporation and the purchasers of the Notes listed in the Schedule of Purchasers attached thereto. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Note Agreement.

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Notes as provided herein.

         In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendment to Notes. Each Note is hereby amended to provide that, commencing on March 30, 1999, interest on the unpaid balance of the principal amount of such Note shall be paid quarterly on each March 30, June 30, September 30 and December 30.

         2. Conditions Precedent. This Amendment shall become effective as of June 30, 1998, upon the satisfaction of the following conditions precedent (the "Effective Time"):







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                           (a) Each of the Holders, or their special counsel,
                  shall have received counterparts of the Amendment to the Bank Credit Facilities (the "Bank Amendment") attached as Exhibit B to Amendment No. 1 to Note Agreement and Limited Consent dated as of June 30, 1998 ("Amendment No. 1 to Note Agreement"), duly executed and delivered by each of the parties thereto, which Bank Amendment shall be in full force and effect.

                           (b) The Amendment No. 1 to Note Agreement shall have
                  been executed by the Company and the Required Holders.

                           (c) This Amendment shall have been executed by the
                  Company and all of the Holders.

         3. Continuing Effect: No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Notes are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Notes.

         4. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by an holder or holders at the time of any Notes.

         5. GOVERNING LAW. THIS AMENDMENT HAS BEEN EXECUTED IN THE CITY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF

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NEW YORK.

         6. Expenses. The Company shall pay all reasonable out-of-pocket expenses actually incurred by the Holders in connection with the preparation, review, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                               NATIONAL PROPANE, L.P.

                               By:  NATIONAL PROPANE CORPORATION,
                                    its managing general partner

                                    By: Ronald R. Rominiecki
                                        --------------------
                                        Ronald R. Rominiecki
                                        President and Chief Operating Officer

                               By:  NATIONAL PROPANE SGP, INC.,
                                     its special general partner

                                    By: Ronald R. Rominiecki
                                        --------------------
                                        Ronald R. Rominiecki
                                        President and Chief Operating Officer

                               CONNECTICUT GENERAL LIFE
                                  INSURANCE COMPANY

                               By: CIGNA INVESTMENTS, INC.

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                                   By: James G. Schelling
                                       ------------------
                                       James G. Schelling
                                       Managing Director

                               CONNECTICUT GENERAL LIFE
                                    INSURANCE COMPANY, on behalf of
                                    Separate Account 66

                               By: CIGNA INVESTMENTS, INC.

                                    By: James G. Schelling
                                        ------------------
                                        James G. Schelling
                                        Managing Director

                               LIFE INSURANCE COMPANY OF
                                     NORTH AMERICA

                               By: CIGNA INVESTMENTS, INC.

                                    By: James G. Schelling
                                        ------------------
                                        James G. Schelling
                                        Managing Director

                               THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY

                               By: Gary A. Poliner
                                   ---------------
                                   Gary A. Poliner
                                   Its Authorized Representative

                               PRINCIPAL MUTUAL LIFE
                                    INSURANCE COMPANY

                               By: Clint Woods
                                   -----------
                                   Clint Woods
                                   Counsel

                               By: Christopher J. Henderson
                                   ------------------------
                                   Christopher J. Henderson
                                   Counsel

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                               KEYPORT LIFE INSURANCE COMPANY

                               By: STEIN ROE & FARNHAM,
                                      INCORPORATED, as agent

                                  By: Richard A. Hegwood
                                      ----------------------------
                                      Richard A. Hegwood
                                      Senior Vice President

                               GENERAL AMERICAN LIFE
                                      INSURANCE COMPANY

                               By: CONNING ASSET MANAGEMENT

                               By: Laura R. Caro
                                   -------------
                                   Laura R. Caro
                                   Conning Asset Management Company

                               TMG LIFE INSURANCE COMPANY

                               By: THE MUTUAL GROUP (U.S.), INC.,
                                   its agent

                                   By: Constance L. Keller
                                       -------------------
                                       Constance L. Keller
                                       Director, Private Placements

                                   By: Michael J. Steppe
                                       -----------------
                                       Michael J. Steppe
                                       Senior Vice President

                               SECURITY LIFE OF DENVER
                                   INSURANCE COMPANY

                               By: ING INVESTMENT MANAGEMENT LLC,
                                   its agent

                                       By: Fred C. Smith
                                           -------------
                                           Fred C. Smith
                                           SVP and Managing Director

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                               MIDWESTERN UNITED LIFE
                                    INSURANCE COMPANY

                               By: ING INVESTMENT MANAGEMENT LLC,
                                   its agent

                                   By: Fred C. Smith
                                       -------------
                                       Fred C. Smith
                                       SVP and Managing Director

                               PEERLESS INSURANCE COMPANY

                               By: ING INVESTMENT MANAGEMENT LLC,
                                   its agent

                                   By: Fred C. Smith
                                       -------------
                                       Fred C. Smith
                                       SVP and Managing Director

                               NORTHERN LIFE INSURANCE COMPANY

                               By: James V. Wittich
                                   ----------------
                                   James V. Wittich
                                   Assistant Treasurer

                               RELIASTAR LIFE INSURANCE COMPANY
                                          F/K/A

                               NORTHWESTERN NATIONAL LIFE
                                 INSURANCE COMPANY

                               By: James V. Wittich
                                   ----------------
                                   James V Wittich
                                   Authorized Representative

                               TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA

                               By: Loren S. Archibald
                                   ------------------
                                   Loren S. Archibald
                                   Managing Director, Private Placements

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                               PACIFIC MUTUAL LIFE
                                   INSURANCE COMPANY

                               By: Diane W. Dales
                                   --------------
                                   Diane W. Dales
                                   Assistant Vice President

                               By: Peter S. Fiek
                                   -------------
                                   Peter S. Fiek
                                   Assistant Secretary

                               JEFFERSON PILOT LIFE INSURANCE COMPANY

                               By: Robert E. Whalen, II
                                   --------------------
                                   Robert E. Whalen, II
                                   Second Vice President

                               THE LINCOLN NATIONAL LIFE
                               INSURANCE COMPANY

                               By: Lincoln Investment Management, Inc.,
                                   Its Attorney In Fact

                               By: J. Steven Staggs
                                   ----------------
                                   J. Steven Staggs
                                   Vice President

                               LINCOLN LIFE & ANNUITY COMPANY
                                OF NEW YORK

                               By: Lincoln Investment Management, Inc.,
                                   Its Attorney In Fact

                               By: J. Steven Staggs
                                   ----------------
                                   J. Steven Staggs
                                   Vice President

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